Selected Quarterly Financial Data (Unaudited) (Tables)	12 Months Ended
Dec. 28, 2014
Selected Quarterly Financial Information [Abstract]
Summary of Selected Quarterly Financial Data (unaudited)
Selected unaudited quarterly financial data for the years 2014 and 2013 are summarized below:

	2014				2013
(Dollars in Millions Except Per Share Data)	First Quarter (1)	Second Quarter (2)	Third Quarter (3)	Fourth Quarter (4)	First Quarter (5)	Second Quarter (6)	Third Quarter (7)	Fourth Quarter (8)
Segment sales to customers
Consumer	$3,557	3,744	3,589	3,606	3,675	3,658	3,611	3,753
Pharmaceutical	7,498	8,509	8,307	7,999	6,768	7,025	7,036	7,296
Medical Devices	7,060	7,242	6,571	6,649	7,062	7,194	6,928	7,306
Total sales	18,115	19,495	18,467	18,254	17,505	17,877	17,575	18,355
Gross profit	12,660	13,456	13,068	12,401	11,951	12,388	12,231	12,400
Earnings before provision for taxes on income	5,424	5,626	6,810	2,703	4,261	4,793	3,667	2,750
Net earnings attributable to Johnson & Johnson	4,727	4,326	4,749	2,521	3,497	3,833	2,982	3,519
Basic net earnings per share attributable to Johnson & Johnson	$1.67	1.53	1.69	0.90	1.25	1.36	1.06	1.25
Diluted net earnings per share attributable to Johnson & Johnson	$1.64	1.51	1.66	0.89	1.22	1.33	1.04	1.23

(1)	The first quarter of 2014 includes Synthes integration costs of $84 million after-tax ($118 million before-tax) and a $398 million tax benefit associated with Conor Medsystems.

(2)	The second quarter of 2014 includes litigation expense of $342 million after-tax ($276 million before-tax) and Synthes integration costs of $104 million after-tax ($144 million before-tax).

(3)
The third quarter of 2014 includes an additional year of the Branded Prescription Drug Fee of $220 million after and before tax, litigation expense of $231 million after-tax ($285 million before-tax), Synthes integration costs of $130 million after-tax ($167 million before-tax) and $111 million after-tax ($126 million before-tax) for costs associated with the DePuy ASRTM Hip program. Additionally, the fiscal third quarter of 2014 includes a net gain of $1.1 billion after-tax ($1.9 billion before-tax) for the divestiture of the Ortho-Clinical Diagnostics business.

(4)
The fourth quarter of 2014 includes litigation expense, primarily related to product liability and patent litigation of $652 million after-tax ($692 million before-tax), Synthes integration costs of $237 million after-tax ($325 million before-tax) and $115 million after-tax ($156 million before-tax) from impairment of in-process research and development.

(5)
The first quarter of 2013 includes Synthes integration/transaction costs of $183 million after-tax ($258 million before-tax) and net litigation expense of $391 million after-tax ($529 million before-tax).

(6)
The second quarter of 2013 includes net litigation expense of $308 million after-tax ($375 million before-tax) and Synthes integration/transaction costs of $87 million after-tax ($122 million before-tax).

(7)
The third quarter of 2013 includes net litigation expense of $720 million after-tax ($872 million before-tax), Synthes integration/transaction costs of $103 million after-tax ($122 million before-tax) and $126 million after-tax ($178 million before-tax) from impairment of in-process research and development.

(8)
The fourth quarter of 2013 includes net litigation expense of $227 million after-tax ($506 million before-tax), Synthes integration/transaction costs $110 million after-tax ($181 million before-tax), $294 million after-tax ($338 million before-tax) from impairment of in-process research and development and $118 million after-tax ($134 million before-tax) for costs associated with the DePuy ASR™ Hip program and a $707 million tax benefit associated with Scios Inc.